REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of SEPTEMBER 30, 2002, is entered into by and among MATRIA HEALTHCARE, INC., a Delaware corporation ("Matria"), LIFEMETRIX, INC., a Delaware corporation ("LifeMetrix"), and the preferred stockholders of LifeMetrix listed on Schedule 1 attached hereto (the "Preferred Stockholders").

                              W I T N E S S E T H:

     WHEREAS, Matria, LifeMetrix and Quality Oncology, Inc., a Delaware corporation and wholly-owned subsidiary of LifeMetrix ("QO"), have entered into a Purchase and Sale Agreement dated as of April 29, 2002 (the "Purchase Agreement") pursuant to which Matria will acquire substantially all of the assets of LifeMetrix, including all of the issued and outstanding stock of QO, for consideration consisting in part of the Common Stock (as defined below) of Matria (such Common Stock being acquired by LifeMetrix pursuant to the Purchase Agreement being referred to herein as the "Shares");

     WHEREAS, the Purchase Agreement contemplates that LifeMetrix may transfer Shares to the Preferred Stockholders under certain circumstances in connection with the liquidation of LifeMetrix or otherwise; and

     WHEREAS, the Purchase Agreement contemplates that LifeMetrix and the Preferred Stockholders be granted certain piggyback registration rights with respect to the Shares, all in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises, mutual agreements and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Capitalized terms used but not defined herein will have the respective meanings assigned to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

       "Board" means the Board of Directors of Matria.

       "Common Stock" means the common stock, $.01 par value per share, of Matria.

       "Commission" means the Securities and Exchange Commission.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Holder" means LifeMetrix, any Preferred Stockholder, and any permitted transferee of LifeMetrix or any Preferred Stockholder pursuant to
        Section 2.6.

       "Initial Issuance Date" means the date any Shares are issued by Matria as part of the Closing Purchase Price.

       "Registrable Securities" means the Shares that are issued and outstanding from time to time. The term "Registrable Securities" does not include(i) Shares that have been registered, as defined below, and sold pursuant to such registration, (ii) Shares that have been sold pursuant to Rule 144 promulgated under the Securities Act, or (iii) Shares for which the term of the registration rights granted hereunder has expired pursuant to this Agreement.

        The  terms  "register,"   "registered,"  and  "registration"   refer  to
        a registration effected by preparing and filing of a registration statement in compliance with the Securities Act, and the declaration or order by the Commission of the effectiveness of such registration statement.

       "Restricted Period" means (i) with respect to the Shares issued on the Initial Issuance Date, a period of one (1) year from the Initial Issuance Date (such Restricted Period being the "First Restricted Period"), and (ii) with respect to the Shares issued on the Subsequent Issuance Date, a period of one (1) year from the Subsequent Issuance Date (such Restricted Period being the "Second Restricted Period").

       "Securities Act" means the Securities Act of 1933, as amended.

       "Shares" has the meaning set forth in the recitals hereto. In the event
        Matria shall declare a stock split, stock dividend or other distribution of capital stock in respect of, or issue capital stock in replacement of or exchange for, the Shares, such shares shall be Shares within the meaning of this Agreement.

       "Standstill Agreement" means that certain Standstill Agreement of even date herewith by and among Matria, LifeMetrix and certain stockholders of LifeMetrix.

       "Subsequent Issuance Date" means the date any Shares are issued by Matria as part of the Earn Out Payment.

       "Underwritten Public Offering" means a public offering of Common Stock for cash which is offered and sold in a registered transaction on a firm commitment underwritten basis through one or more underwriters, all pursuant to an underwriting agreement.

                                   ARTICLE II
                               REGISTRATION RIGHTS

Section 2.1 "Piggyback" Registration Rights.
            --------------------------------

     (a) If Matria, at any time during the term of the registration rights hereunder proposes to register under the Securities Act any class of Matria's equity securities for sale to the public on a registration statement on Form S-1, S-2, S-3 or any successor form for the sale of equity securities to the public, then and in each such case Matria, subject to the terms and conditions contained herein (including, without limitation, the terms and conditions contained in Section 2.1(b)) shall give thirty (30) days prior written notice of such proposed registration to the Holders. Any Holder who wishes to include Registrable Securities in the proposed registration shall provide Matria with a written notice specifying the number of Registrable Securities held by such Holder to be included in such registration within twenty (20) days after receipt of notice from Matria (each Holder who provides such notice to Matria being referred to as an "Electing Holder"). Subject to Section 2.1(b), Matria shall cause such number of Registrable Securities as shall be so designated by the Electing Holders to be included, upon the same terms (including the method of distribution) as other equity securities of Matria to be included in any such offering. Matria may, without the consent of the Electing Holders or other Holders, withdraw any such registration and abandon any proposed offering if in the reasonable good faith belief of the Board such withdrawal and abandonment appears to be in the best interests of Matria and its stockholders. The failure of any Holder to exercise its rights hereunder with respect to any registration shall not constitute a waiver of its rights to participate in any other registration. Notwithstanding the foregoing, Matria shall not be required to give such notice or include any Registrable Securities in any form of registration statement unless such Registrable Securities of such Holder are eligible for inclusion in the applicable form of registration statement as described above.

     (b) In connection with any offering involving an underwriting of shares of Matria's capital stock, Matria shall not be required under this Section 2.1(b) to include any of the Registrable Securities in such underwriting unless the Electing Holders accept the terms of the underwriting as agreed upon between Matria and the underwriters selected by it (or by such other person entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by Matria or such other person. If the total amount of securities, including Registrable Securities requested by the Electing Holders to be included in such offering, exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then Matria shall be required to include in the offering only that number of Securities which the underwriters determine in their sole discretion will not jeopardize the success of the offering. Allocation of securities to be sold in any such offering shall be made first to Matria and thereafter, to the extent any other securities are to be included on a pro-rata basis among the Electing Holders and any other selling stockholders who have contractual rights to include shares in such offering according to the total number of designated Registrable Securities requested by each such Electing Holder and such other selling stockholders to be included in such offering and entitled to inclusion therein on the basis of this Agreement or such other contractual agreement. To facilitate the allocation of shares in accordance with the above provisions, Matria may round the number of Registrable Securities allocated to any Electing Holder or other selling stockholder to the nearest 100 shares. Notwithstanding anything to the contrary in this Agreement, but subject to the next sentence, each Holder including any Registrable Securities in a registration pursuant to this Section 2.1(b) agrees to delay the sale of any Registrable Securities not sold in such registration for the period requested by the underwriter or managing agent up to 90 days (or such lesser amount of time if permitted by such underwriter or managing agent) following the effective date of the registration statement. The foregoing restriction shall not apply to the number of Registrable Securities, if any, requested by any Electing Holder to be included in a registration but which are excluded from such registration at the discretion of the underwriters as set forth in this Section 2.1(b).

     Section 2.2 Undertakings of Holders. As a condition of the registration provided for in this Section 2, each Holder who includes Registrable Securities in any such registration shall, in addition to the indemnification obligations set forth in Section 2.4(b), (a) furnish such information concerning itself and the terms of its proposed offering to Matria as reasonably requested in connection with such registration, and (b) reasonably cooperate with Matria and its representatives to cause such registration to become effective at the earliest practicable time.

     Section 2.3 Additional Undertakings of Matria. If and whenever Matria is under an obligation to effect the registration of any Registrable Securities under this Agreement, Matria shall at its sole cost and expense:

                  (i) furnish to each Electing Holder such numbers of each prospectus (including each preliminary prospectus and prospectus supplement) in conformity with the requirements of the Securities Act, and such other documents as are reasonably requested by the Electing Holders to facilitate the public offering of their Registrable Securities; and

                  (ii) use its reasonable efforts to register or qualify the Registrable Securities covered by such registration under the securities or blue sky laws of such jurisdictions (and shall do any and all other acts or things) as is reasonable to enable the Electing Holders to consummate the public sale or the disposition of their Registrable Securities; provided, however, that Matria shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         Section 2.4       Indemnification.
                           ---------------

         (a) In the case of each registration effected by Matria pursuant to this Agreement in which any Holder's Registrable Securities are included, Matria agrees to indemnify and hold harmless such Holder against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of Matria, and to reimburse them for any reasonable legal or other reasonable expenses incurred by them in connection with the investigation of any claims and defenses of any actions, insofar as any such losses, claims, damages, liabilities or actions arise out of or are (i) based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, (ii) any preliminary prospectus or final prospectus contained therein, or (iii) any amendment or supplement thereto or any document incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnification agreement contained in this Section 2.4(a) shall not (i) apply to such losses, claims, damages, liabilities or actions of any Holder arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished to Matria in writing by such Holder for use in connection with the preparation of the registration statement or any preliminary prospectus or final prospectus contained in the registration statement or any such amendment thereof or supplement thereto or any document incorporated by reference therein, or (ii) inure to the benefit of any party to the extent such party's claim for indemnification hereunder arises out of or is based on any violation by such party of applicable law.

         (b) In the case of each registration effected by Matria pursuant to this Agreement in which any Holder's Registrable Securities are included, such Holder shall be obligated, in the same manner and to the same extent as set forth in Section 2.4(a), to indemnify and hold harmless Matria and each party, if any, who controls Matria within the meaning of the Securities Act, and Matria's and any such party's directors and officers, and the underwriters for such offering, and each person, if any, who controls any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post-effective amendment thereof or any preliminary prospectus or final prospectus (as amended or supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to Matria by such indemnifying party for use in connection with the preparation of such registration statement or any preliminary prospectus or final prospectus contained in such registration statement or any such amendment thereof or supplement thereto; provided, however, that the liability of each Holder hereunder shall be limited to the proceeds received by each Holder from the sale of Registrable Securities covered by such registration statement, amendment, supplement or prospectus, as the case may be.

         (c) Each party entitled to indemnification under this Section 2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at the Indemnified Party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4 unless, and only to the extent that, the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         (d) If the indemnification provided for in this Section 2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any Underwritten Public Offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

         (f) The foregoing indemnity and contribution agreements of Matria and the Holders are subject to the condition that, insofar as they relate to any loss, claim, liability or damage arising from any misstatement or omission made in a preliminary prospectus, but eliminated or remedied in the amended or supplemented prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended or supplemented prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder if a copy of the Final Prospectus was furnished to the underwriter or Holder and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

         Section 2.5 Rule 145 Requirements. For a period commencing on the date of this Agreement and ending upon the first to occur of (i) the third anniversary of the Subsequent Issuance Date, or (ii) the sale of all Registrable Securities by the Holders, with a view to making available to each Holder the benefits of Rule 145(d) promulgated under the Securities Act, Matria agrees to file with the Commission in a timely manner all reports and other documents required of Matria under the Exchange Act. Each Holder's right to require Matria to register the Registrable Securities pursuant to Section 2.1 shall expire at such time as such Registrable Securities are eligible for sale in the open market pursuant to Rule 145(d)(2) promulgated under the Securities Act.

         Section 2.6 Transfer of Registration Rights. The registration rights described in this Section 2 shall not be transferable or assignable without the prior consent of Matria, which consent may be withheld by Matria in its sole discretion; provided, however, that, subject to applicable securities laws, the registration rights described in this Section 2 may be transferred or assigned by the Holders to any parties to whom a Holder transfers Shares as permitted by the Purchase Agreement and the Standstill Agreement (other than a transferee of Shares pursuant to a registration statement filed hereunder or in any other market transaction so permitted) so long as such transferee or assignee of such registration rights assumes all of the obligations of the transferring or assigning Holder under this Agreement.

         Section 2.7 Term of Registration Rights. The term of the registration rights granted in this Section 2 shall be as follows: (i) for any Shares issued on the Initial Issuance Date, for a period beginning on the Initial Issuance Date and continuing until the date that is two (2) years from the Initial Issuance Date; and (ii) for any Shares issued on the Subsequent Issuance Date, for a period beginning on the Subsequent Issuance Date and continuing until the date that is two (2) years from the Subsequent Issuance Date.

                                   ARTICLE III
                                  MISCELLANEOUS

         Section 3.1 No Waiver. No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         Section 3.2 Entire Agreement; Amendment. This Agreement (including the Schedules hereto, which are hereby incorporated by reference) constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an agreement in writing executed by Matria and the Holders of a majority of the Registrable Securities.

         Section 3.3 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the remaining provisions shall remain in full force and effect. It is declared to be the intention of the parties hereto that they would have executed the remaining provisions without including any that may be declared unenforceable.

         Section 3.4 Headings; References. Article and Section headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement. Any references to specific Articles or Sections shall be references to Articles or Sections of this Agreement unless expressly stated otherwise.

         Section 3.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute the same Agreement, and any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement, and any telecopy or other facsimile transmission of any signature shall be deemed an original.

         Section 3.6 Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five
(5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one
(1) business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed to the address of such party as set forth beneath such party's signature hereto, or at such other address as a party may designate by ten days' advance written notice to the other parties hereto pursuant to the provisions of this Section 3.6.

         Section 3.7 Successors and Assigns; Assignment. This Agreement shall bind the successors and assigns of the parties hereto, and shall inure to the benefit of any successor or assign of any of the parties hereto. This Agreement may not be assigned by any party hereto without the prior written consent of the other party or parties except as contemplated by Section 2.6.

         Section 3.8 Governing Law. The validity and effect of this Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware.



                                       [Signatures begin on following page]

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first referred to above.

                                    "Matria"

                                    MATRIA HEALTHCARE, INC.

                                    By:
                                    Address: ________________________
                                             ========================
                                    Attn:    ________________________

                                             "LifeMetrix"

                                             LIFEMETRIX, INC.

                                    By:
                                    --------------------------------------------
                                    Title:   ______________________________
                                    Address: ________________________
                                             ========================
                                    Attn:    ________________________

                                             "Preferred Stockholders"

                                             ---------------------------

                                    By:
                                    --------------------------------------------
                                    Title:   ______________________________
                                    Address: ________________________
                                             ========================
                                    Attn:    ________________________

                                   Schedule 1
                             Preferred Stockholders

     [List of Preferred Stockholders executing this Agreement to be added]